EXHIBIT 99.1

Planet 13 Announces Q4 and Full Year 2021 Financial Results

•	Q4 2021 revenue of $29.9 million, up 48% compared to Q4 2020
•	Q4 2021 net loss of $5.1 million, compared to net loss of $18.2 million in Q4 2020
•	Q4 2021 Adjusted EBITDA[1] of $1.9 million
•	Full year 2021 revenue of $119.5 million, up 70% compared to full year 2020
•	Full year 2021 net loss of $19.5 million, compared to net loss of $25.0 million in full year 2020
•	Full year 2021 Adjusted EBITDA of $16.9 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – March 28, 2022 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNHF) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month and twelve-month period ended December 31, 2021. On February 11, 2022, Planet 13’s registration statement on Form 10 filed with the U.S. Securities and Exchange Commission became effective and Planet 13 became a U.S. reporting company on such date. As such, Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“During a quarter that is seasonally slower and marked by significantly less tourist traffic, Planet 13 was able to maintain a market share above 10% in the Las Vegas cannabis market. In addition to the competitive performance demonstrated by our SuperStore and neighborhood store, our brands grew 21% in a market that was down 5% in Q42,” said Larry Scheffler, Co-CEO of Planet 13. “Similarly, while the California market was down sequentially in Q43, our Orange County store grew 7.2% in the quarter on the back of increased brand awareness.”

“Over the last couple months, the Planet 13 team has been working hard to operationalize all of the exciting new assets we’ve acquired over the past year. We are making strong progress on our Florida roadmap working in dual tracks to bring cultivation and retail online,” commented Bob Groesbeck, Co-CEO of Planet 13. “In California, we closed the acquisition of Next Green Wave in March allowing us to become vertically integrated in the state and bring our award-winning brands to Planet 13’s California fans.”

____________

1 Adjusted EBITDA is a non-GAAP financial measure. See "Non-GAAP Financial Measures" below for a reconciliation to GAAP.

2 https://tax.nv.gov/Publications/Cannabis_Statistics_and_Reports/

3 https://www.cdtfa.ca.gov/dataportal/charts.htm?url=CannabisTaxRevenues

Groesbeck, Co-CEO of Planet 13. “In California, we closed the acquisition of Next Green Wave in March allowing us to become vertically integrated in the state and bring our award-winning brands to Planet 13’s California fans.”

Financial Highlights – Q4 – 2021

Operating Results

All comparisons below are to the quarter ended December 31, 2020, unless otherwise noted

•	Revenues were $29.9 million as compared to $20.1 million, an increase of 48%
•	Gross profit was $16.2 million or 54.3% as compared to $8.6 million or 42.7%
•	Net loss before taxes of $1.3 million as compared to a net loss of $18.7 million
•	Net loss of $5.1 million as compared to a net loss of $18.2 million
•	Adjusted EBITDA of $1.9 million as compared to Adjusted EBITDA of $0.4 million

Financial Highlights – Full Year 2021

Operating Results

All comparisons below are to the full year ended December 31, 2020, unless otherwise noted

•	Revenues were $119.5 million as compared to $70.5 million, an increase of 70%
•	Gross profit was $66.0 million or 55.2% as compared to $35.1 million or 49.8%
•	Net loss before taxes of $6.0 million as compared to a net loss of $17.9 million
•	Net loss of $19.5 million as compared to a net loss of $25.0 million
•	Adjusted EBITDA of $16.9 million as compared to Adjusted EBITDA of $6.7 million

Balance Sheet

All comparisons below are to December 31, 2020, unless otherwise noted

•	Cash of $61.6 million as compared to $79.0 million
•	Total assets of $216.8 million as compared to $150.0 million
•	Total liabilities of $43.1 million as compared to $43.1 million

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Q4 Highlights and Recent Developments

•	On October 1, 2021, Planet 13 announced the closing of its acquisition of a Florida cannabis license.
•	On December 15, 2021, Planet 13 announced that CANN launched a shop-in-shop in its Planet 13 Las Vegas dispensary.
•	On December 20, 2021, Planet 13 announced its proposed acquisition of Next Green Wave Holdings Inc. (“NGW”).
•	On February 11, 2022, Planet 13’s registration statement on Form 10 filed with the U.S. Securities and Exchange Commission became effective and Planet 13 became a U.S. reporting company on such date.
•	On March 2, 2022, Planet 13 announced the closing of its acquisition of NGW.
•	On March 17, 2022, Planet 13 announced the initiation of its Florida dispensary roadmap with a lease for its first dispensary in Jacksonville.

Results of Operations (Summary)

The following table sets forth consolidated statements of financial information for the three-and twelve-month periods ended December 31, 2021 and December 31, 2020.

(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December	December		December	December
on these figures)	31,2021	31,2020	change	31,2021	31,2020	change
Total Revenue	$29.9	$20.1	48%	$119.5	$70.5	70%
Gross Profit	$16.2	$8.6	89%	$66.0	$35.1	88%
Gross Profit %	54.3%	42.7%	27%	55.2%	49.8%	11%
Net income (Loss) Before Provision for Income Taxes	$-1.3	$-18.7	-93%	$-6.0	$-17.9	-67%
Net income (Loss)	$-5.1	$-18.2	-72%	$-19.5	$-25.0	-22%
Adjusted EBITDA	$1.9	$0.4	337%	$16.9	$6.7	150%

The Company's Annual Report on Form 10-K for the year ended December 31, 2021, is available on the SEC's website or at https://www.planet13holdings.com/investors/. The Company's Management Discussion and Analysis for the period and the accompanying financial statements and notes are available under the Company's profile on SEDAR and on its website at https://www.planet13holdings.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

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Conference Call

Planet 13 will host a conference call on Monday, March 28, 2022 at 5:00 p.m. ET to discuss its fourth quarter and full year financial results and provide investors with key business highlights.  The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Dennis Logan, CFO.

CONFERENCE CALL DETAILS

Date: March 28, 2022 | Time: 5:00 p.m. EST

Participant Dial-in: Toll Free 888-506-0062 or International 973-528-0011 Access Code 130262

Replay Dial-in: Toll Free 877-481-4010 or International 919-882-2331 Reference Number 44955

(Available for 2 weeks)

Listen to webcast: https://bit.ly/36xnAjq

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies.  These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.  The Company includes EBITDA, Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance.  EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and the Company calculates Adjusted EBITDA as EBITDA before share-based compensation and the change in fair value of warrants.

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The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December	December		December	December
on these figures)	31,2021	31,2020	change	31,2021	31,2020	change

Net Income (Loss)	$-5.1	$-18.2	-72%	$-19.5	$-25.0	-22%
Add impact of:
Interest expense,	$0.0	$0.0	295%	$0.0	$0.0	-24%
Provision for income taxes	$3.8	$-0.5	-909%	$13.5	$7.1	90%
Depreciation and amortization	$2.0	$0.9	118%	$5.3	$3.7	45%
Depreciation included in cost of goods sold	$0.5	$0.5	18%	$1.9	$1.6	18%
EBITDA	1.3	$-17.3	-107%	$1.3	$-12.6	-110%
Change in fair value of warrants	$-2.7	$17.2	-116%	$0.0	$16.8	-100%
Share-based compensation and related premiums	$3.4	$0.5	564%	$15.6	$2.5	520%
Adjusted EBITDA	$1.9	$0.4	337%	$16.9	$6.7	150%

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and California. Planet 13 also holds a medical marijuana treatment center license in Florida and a 49% interest in Planet 13 Illinois which won a lottery for a Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois.  Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and OTCQX under the symbol PLNHF.

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Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of the applicable Canadian and U.S. securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward looking-statements relate to, among other things, our progress on our Florida roadmap and securing our next growth opportunities, growing consumer awareness of our Orange County location, and bringing our portfolio of brands to Planet 13’s California fans.

These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: final regulatory and other approvals or consents needed to operate our business; risks associated with COVID-19 and other infectious diseases presenting as major health issues; fluctuations in general macroeconomic conditions; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; the ability of the Company to integrate the NGW business and realize any benefits from the acquisition; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks  and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission and on the Company’s issuer profile on SEDAR at www.sedar.com. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized marijuana operations, however, these activities are currently illegal under United States federal law.

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

Planet 13 Holdings, Inc.

Consolidated Balance Sheets

(In United States Dollars)

	December 31,	December 31,
	2021	2020
ASSETS
Current Assets:
Cash	$61,588,843	$79,000,850
Accounts Receivable	1,216,128	436,874
Inventory	14,225,369	6,919,840
Prepaid Expenses and Other Current Assets	3,977,524	2,198,005

Total Current Assets	81,007,864	88,555,569

Property and Equipment	50,778,277	32,073,925
Intangible Assets	63,398,007	7,551,141
Right of Use Assets - Operating	20,399,965	20,497,895
Right of Use Assets - Finance	-	44,672
Long-term Deposits and Other Assets	1,061,879	1,054,443
Deferred Tax Asset	162,804	-

TOTAL ASSETS	$216,808,796	$149,777,645

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current:
Accounts Payable	$3,266,783	$1,681,027
Accrued Expenses	7,032,620	2,844,714
Income Taxes Payable	1,126,249	1,446,235
Notes Payable - Current Portion	884,000	884,000
Operating Lease Liabilities	423,573	161,021
Finance Lease Liabilitities	-	46,372

Total Current Liabilities	12,733,225	7,063,369

Long-Term Liabilities:
Operating Lease Liabilities	23,134,012	22,365,892
Warranty Liability	7,206,049	13,204,211
Other Long-term Liabilities	28,000	28,000
Deferred Tax Liability	-	410,359

Total Liabilities	43,101,286	43,071,831

Commitments and Contingencies

Shareholders' Equity
Common Shares, no par value, unlimited Common Shares authorized, 198,687,950 issued and outstanding at December 31, 2021 and 126,573,250 at December 31, 2020	-	-
Class A Restricted Shares, no par value, unlimited Class A Restricted Shares authorized, 0 issued and outstanding at December 31, 2021 and 55,232,940 at December 31, 2020	-	-
Additional Paid-In Capital	245,861,704	159,399,056
Retained Earnings (Deficit)	(72,154,194)	(52,693,242)
Total Shareholders Equity	173,707,510	106,705,814

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$216,808,796	$149,777,645

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CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

Planet 13 Holdings, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(In United States Dollars, except share amounts)

	December 31,
	2021	2020

Revenues, net of discounts	$119,493,435	$70,491,280
Cost of Goods Sold	(53,485,458)	(35,394,019)
Gross Profit	66,007,977	35,097,261

Expenses:
General and Administrative	59,928,356	27,416,166
Sales and Marketing	5,969,792	3,305,639
Lease Expense	2,608,016	2,114,743
Depreciation and Amortization	5,335,055	3,674,907

Total Expenses	73,841,219	36,511,455

Income (Loss) From Operations	(7,833,242)	(1,414,194)

Other Income (Expense):
Interest expense, net	(16,984)	(22,202)
Foreign exchange gain (loss)	1,662,679	398,524
Transaction costs	(256,667)	(275,250)
Change in fair value of warrant liability	7,520	(16,805,941)
Other Income, net	454,300	216,850

Total Other Expense	1,850,848	(16,488,019)

Loss Before Provision for Income Taxes	(5,982,394)	(17,902,213)

Provision For Income Taxes
Current Tax Expense	(13,954,784)	(7,239,936)
Deferred Tax Recovery	476,226	133,420
	(13,478,558)	(7,106,516)

Net Loss	$(19,460,952)	$(25,008,729)

Loss per Share
Basic and diluted loss per share	$(0.10)	$(0.16)

Weighted Average Number of Common Shares
Basic and diluted	195,126,972	151,825,439

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CONSOLIDATED STATEMENTS OF CASH FLOWS

Planet 13 Holdings, Inc.

Consolidated Statements of Cash Flows

(In United States Dollars)

	December 31, 2021	December 31, 2020
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(19,460,952)	$(25,008,729)
Adjustments for items not involving cash:
Shared based compensation expense	15,576,643	2,512,568
Non-cash lease expense	4,485,919	3,539,018
Depreciation	7,213,096	5,269,627
Loss on disposal of assets	-	-
Change in fair value of warrant liability	(7,520)	16,805,941
(Gain) loss on translation of warrant liability	100,637	(293,450)
Transaction costs	256,667	275,250
Deferred tax liability	(410,359)	(133,420)
Unrealized (gain) loss on foreign currency exchange	(185,916)	(542,000)
	7,568,215	2,424,805

Net Changes in Non-cash Working Capital Items	(4,589,077)	(3,776,652)
Repayment of lease liabilities	(3,359,021)	(2,337,006)
Total Operating	(379,883)	(3,688,853)

FINANCING ACTIVITIES

Proceeds from private placements	53,852,980	48,125,129
Proceeds from exercise of warrants and options	14,180,009	32,871,439
Financing issuance expenses	(3,494,930)	(3,660,589)
Total Financing	64,538,059	77,335,979

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(25,909,880)	(4,481,058)
Purchase of licenses	(55,846,866)	(3,550,400)
Total Investing	(81,756,746)	(8,031,458)

Effect of foreign exchange on cash	186,563	570,470

NET CHANGE IN CASH DURING THE YEAR	(17,412,007)	66,186,138

CASH
Beginning of Year	79,000,850	12,814,712

End of Year	$61,588,843	$79,000,850

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